SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               February 13, 2004
                       _________________________________
                       (Date of earliest event reported)

                          GENELABS TECHNOLOGIES, INC.
            ______________________________________________________
            (Exact name of Registrant as specified in its charter)

       California                     0-19222                   94-3010150
______________________________________________________________________________
(State of Incorporation)       (Commission File No.)          (IRS Employer
                                                           Identification No.)


              505 Penobscot Drive, Redwood City, California 94063
         ____________________________________________________________
         (Address of principal executive offices, including zip code)

                                (650) 369-9500
             ____________________________________________________
             (Registrant's telephone number, including area code)


         _____________________________________________________________
         (Former name or former address, if changed since last report)

ITEM 5.  Other Events.

         On February 13, 2004, Genelabs Technologies, Inc., a California corporation ("Registrant"), announced the retirement of Dr. Irene Chow from her responsibilities as Chief Executive Officer and the appointment of Mr. James A.D. Smith as Chief Executive Officer.


ITEM 7.  EXHIBITS

99.1 Press Release of Registrant, dated February 13, 2004, entitled "Genelabs Technologies Announces that Dr. Irene Chow Retires from Full-Time CEO Responsibilities While Remaining Chairman of the Board; James A.D. Smith Appointed as CEO."

         SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                            GENELABS TECHNOLOGIES, INC.



                                            By:      /s/ Matthew M. Loar
                                                     -----------------------
                                            Name:    Matthew M. Loar
                                            Title:   Chief Financial Officer
Date:  February 13, 2004

                                 EXHIBIT INDEX

          EXHIBIT NO.                   DESCRIPTION
          -----------                   -----------

             99.1 Press Release of Registrant, dated February 13, 2004, entitled "Genelabs Technologies Announces that Dr. Irene Chow Retires from Full-Time CEO
                         Responsibilities While Remaining Chairman of the Board; James A.D. Smith Appointed as CEO."